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                                                                   Exhibit 10.27


                     AMENDMENT NUMBER TWO TO LOAN AGREEMENT
                     ---------------------------------------

     Second Amendment entered into as of December 31, 1998, among MEDALLION FUNDING CORP., a New York corporation ("Borrower"), the banks that are signatories hereto (collectively, the "Banks" and individually, a "Bank"), FLEET BANK, NATIONAL ASSOCIATION, as swing line lender (the "Swing Line Lender"), as Arranger and as Administrative Agent and Collateral Agent for the Banks (including any successor, the "Agent") and The Bank of New York, as Documentation Agent for the Banks (including any successor, the "Documentation Agent");

     WHEREAS, the Borrower, the Banks, the Agent and the Documentation Agent are parties to an Amended and Restated Loan Agreement dated as of December 24, 1997, which Amended and Restated Loan Agreement was amended pursuant to Amendment Number One thereto dated as of February 5, 1998 (such Amended and Restated Loan Agreement as so amended is referred to herein as the "Agreement"); and

     WHEREAS, the Borrower has requested that the Banks and the Agent amend, and the Banks and the Agent have agreed to amend, certain provisions of the Agreement.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     Article I. The Agreement is hereby amended as follows:

     (a) The definition of "Net Finance Assets" contained in Section 1.1 of the Agreement is amended to read in its entirety as follows:

          "Net Finance  Assets"  shall mean, as of any date of  calculation,  an
           -------------------
     amount equal to the sum of:

          (i) cash and Short Term Investments shown on Borrower's balance sheet as of such date, plus
                      ----

          (ii) the aggregate outstanding principal balances of, plus accrued interest on, all Eligible Medallion Loans and Eligible Commercial Loans shown on Borrower's balance sheet as of the last day of the most recent fiscal quarter, minus
                     -----

          (iii) the portion, if any, of the Loans and accrued interest described in (ii) above that Borrower, in its reasonable business judgment, deems to be uncollectible or subject to classification as non-accruing, minus
                                                                    -----

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          (iv) the aggregate outstanding principal of, plus accrued interest on, the SBA Collateral; minus
                         -----

          (v) the Eligible Loans and accrued interest described in (ii) above which are 60 days or more past due, plus
                                         ----

          (vi) 75% of -the New York Medallion Loans and accrued interest thereon which are 60 days past due (but are not more than 60 days past due), plus
                                                                            ----

          (vii) 65% of the New York Medallion Loans and accrued interest thereon which are more than 60 days past due, but are not more than 90 days past due, plus
          ----

          (viii) 50% of the New York Medallion Loans which are more than 90 days past due, but are not more than 120 days past due, provided that the amount in this subparagraph (viii) shall in no event on any occasion exceed 2% of the aggregate outstanding principal balance of all New York Medallion Loans;

provided, that, if all or any part of any Loan would be excluded under any of
--------  ----
the provisions set forth above, then the entire outstanding principal amount of, plus accrued interest on, such Loan shall be excluded.

          (b) A new definition of "New York Medallion Loans" shall be added to
Section 1.1 in the correct place alphabetically as follows:

          "New York Medallion Loans" shall mean any Eligible Medallion Loan that
           ------------------------
     is secured in whole or in part by Medallion Rights that relate to the operating of taxicabs in the City of New York.

     (c) Section 6.1(a), Section 6.1(b), Section 6.1(d) and Section 6.1(e) are amended to read in their entirety as follows:

               (a) as soon as practicable and in any event within 45 days after the close of each calendar quarter, beginning with the calendar quarter ending March 31, 1999, a detailed schedule of all outstanding Loans of Borrower setting forth (i) the aging, on a contractual basis, of each Loan and (ii) the aggregate dollar amount of Loans as to which any amendments or modifications to or waivers of any terms thereof have been made during such quarter as a result of the Person to whom such Loan was made being unable to comply (for whatever reason) with the terms thereof;

               (b) Intentionally Omitted;

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               (d) as soon as practicable and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year, beginning with the fiscal quarter ending March 31, 1999, a balance sheet, a statement of income and retained earnings and a statement of cash flow of Borrower, , all on a consolidated and consolidating basis and as at the end of and for the quarterly period then ended and for the period commencing at the end of the previous fiscal year and ending with such quarter, setting forth the corresponding figures for the appropriate dates and periods of the previous fiscal year in comparative form, all in reasonable detail (which detail shall include data as to non-accruals (and related collateral, repossessions, charge-offs and reconciliation for allowance for losses) and be reviewed by the Independent Public Accountants and certified by the President or Chief Financial Officer of Borrower to be true and correct and to have been prepared in accordance with GAAP (except for the omission of footnotes), subject to normal recurring year-end audit adjustments;

               (e) as soon as practicable and in any event within 90 days after the end of each fiscal year of Borrower commencing with the fiscal year ending December 31, 1998, a balance sheet, a statement of income and retained earnings and a statement of cash flow of Borrower, all on a consolidated and consolidating basis and as at the end of and for the fiscal year just closed, setting forth the corresponding figures as of the end and for the previous fiscal year in comparative form, all in reasonable detail (which detail shall include data as to non-accruals and related collateral, repossessions, charge-offs and reconciliation for allowance for losses), presented in a manner consistent with the financial statements of Borrower for the preceding fiscal year, and, Nvith respect to such consolidated statements, certified (without any qualification or exception deemed material by the Agent or any Bank) by the Independent Public Accountants; and concurrently with such financial statements, a Nvritten statement, addressed to the Agent and the Banks, signed by such Independent Public Accountant to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained, as of the end of such fiscal year, any kno,,vledge of the existence of any Default or Event of Default, or, if such accountants shall have obtained from such examination any such knowledge, they shall disclose in such written statement such Default or Event of Default;

     2. The Borrower hereby represents and warrants to the Agent and each Bank that:

     (a) Each and every of the representations and warranties set forth in the Agreement is true as of the date hereof and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

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     (b) No Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist.

     3. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided therefor in the Agreement.

     4. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or a waiver of any other term or condition of the Agreement or any of the documents referred to therein or (b) prejudice any right or rights which the Agent or any Bank may now have or may have in the future under or in connection with the Agreement or any documents referred to therein. Whenever the Agreement is referred to in the Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Agreement as modified by this Amendment Number Two.

     5. This Amendment Number Two shall be effective as of the date first above written provided that the Borrower and the Agent shall have received counterparts of this Amendment Number Two duly signed by the Borrower and each of the Banks. Promptly after the effective date of this Amendment Number Two, the Agent shall deliver fully executed counterparts of this Amendment Number Two to each of the Banks, and the Agreement shall consist of the Agreement as amended by this Amendment Number Two.

     [BALANCE OF PAGE  INTENTIONALLY  LEFT BLANK.  SIGNATURES
     CONTINUED  ON THE FOLLOWING PAGES BEGINNING WITH PAGE 5]

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     IN WITNESS WHEREOF, Borrower, the Agent, the Documentation Agent, the Swing
Line Lender and the Banks have caused this Agreement to be duly executed by their respective officers hereunto duly authorized as of the -day and year first above written.

                           MEDALLION FUNDING CORP.


                           By: /s/ Alvin Murstein
                              ----------------------------
                           Name: Alvin Murstein
                            Title: Chief Executive Officer


                           By: /s/ Daniel F. Baker
                              ----------------------------
                           Name: Daniel F. Baker
                            Title: Treasurer and Chief
                                      Financial Officer


                           FLEET BANK, NATIONAL ASSOCIATION,
                             as Agent, as Swing Line Lender and as one of the Banks


                           By: Illegible
                              ----------------------------
                            Title: Vice President


                           THE BANK OF NEW YORK,
                             as Documentation Agent and as one of the Banks


                           By: Illegible
                              ----------------------------
                            Title:


                           BANKBOSTON, N.A.


                            By:  Illegible
                               ---------------------------
                            Title:

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                           HARRIS TRUST AND SAVINGS BANK


                           By: Illegible
                              ---------------------------
                            Title:


                           BANK TOKYO - MITSUBISHI TRUST COMPANY


                           By: /s/ JIM BROWN
                              ----------------------------
                            Title: JIM BROWN
                                   Vice President


                           ISRAEL DISCOUNT BANK OF NEW YORK


                           By: Illegible
                              ----------------------------
                            Title:


                           By: Illegible
                              ----------------------------
                            Title:


                           EUROPEAN AMERICAN BANK


                           By: /s/ Dennis J. Nochowitz
                              ----------------------------
                            Title: Dennis J. Nochowitz
                                   Vice President


                           BANK LEUMI USA


                           By: Illegible
                              ----------------------------
                            Title:

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                           THE CHASE MANHATTAN BANK


                           By:  Illegible
                               ---------------------------
                            Title: Vice President

                                       -7-